CURRENT REPORT


*** 2nd additional 8K for ACCR filed 8/12/2020 ***



Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)


ACCR - A 2nd Automobile donation today - WOWSA!


Wednesday August 12th, 2020



Access-Power & Co., Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events.

We are pleased to announce the receipt of a 2nd (second) Paid-in-Capital donation in the form of a automobile capital asset. The asset is the following:

2010 BMW 650i Racing Sports Edition
4.8L DOHC 32-valve V8 engine includes: double-VANOS steplessly variable valve timing, Valvetronic
Mostly garage kept at only 54,752 miles
P245/40R19 front & P275/35R19 rear performance NEW TIRES
Coupe will accelerate from 0 to 60 mph in only 5.3 seconds
Every possible option...drives so AWESOMELY and with clean POWER!
ORIGINAL MSRP $87,250.00

We estimate the market value of this new capital asset in the amount of $29,990.00. We are firm on this amount. We did not incur any debt in this transaction. ACCR has zero long term debt on our balance sheet. We plan to report BOTH of these transactions as PAID-in-CAPITAL donations to our bottom line upcoming financials. All of this will be done in our upcoming 10Q ending 09/30/2020.

The 2010 BMW vehicle will be featured FOR SALE in another famous, and one of the busiest street corners in Grand Haven, MI for the next 30 days right by the BUSY PIER. This automobile will flip fast!

ACCR is commited to selling BOTH vehicles.

We sold the Volvo S80 last week with clean title for $4,250.00.
ACCR has possesion of 2 (TWO) automobiles:

2010 BMW 650i Racing Sport Edition MSRP $119,950.00
2013 BMW 750Li Luxury Edition Sedan MSRP $87,250.00

We are blessed to receive, and to report these capital asset donations to the Company's bottom line. This was done for our dear Shareholders.
Our balance sheet TODAY is much better.  We are not a shell.
We are a FOR PROFIT US Corporation domicled in Florida with operations in West Michigan.

We also operate an  eCommerce website https://www.mycbdpets.com

All the best,

Patrick J Jensen
Director of ACCR
Access-Power & Co., Inc.
August 12, 2020


The following should be considered in connection with an evaluation of our business and recent market activities as described above:
There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning Forward-Looking Statements
Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.